SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                                 FORM 8-K
                               Current Report
                      Pursuent to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (earliest event reported):   July 26, 1999


Global Gaming and Technology, Inc.
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(Exact name of registrant as specified in its charter)


Delaware                    0-9047                    02-0314487
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(State of Incorporation)    (Commission File No.)     (IRS Employer ID)


2575 S Highland Drive, Las Vegas, NV 89109
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(Address of principal executive offices)


Registrant's telephone number, including area code:  (702) 737-5560
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Regulation S-K Item 304:
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Bradshaw, Smith & Co. has been engaged as the Company's Certified Public
Accountants.

The Company has not consulted Bradshaw, Smith & Co. prior to the engagement regarding the application of accounting principles or the type of audit opinion that might be rendered.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herto duly authorized.



                                    Global Gaming and Technology, Inc
                                    ---------------------------------
                                    (Registrant)



Date: 7/30/99     By: Constance Koplow        Director
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